Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the ordinary shares, par value $0.0001 per share, of PropertyGuru Group Limited and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 13, 2023.

EPSILON ASIA HOLDINGS II PTE. LTD.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Adam Hyland, Director

EPSILON ASIA HOLDINGS I PTE. LTD.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Adam Hyland, Director

KKR ASIA III FUND INVESTMENTS PTE. LTD.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Adam Hyland, Director

KKR ASIAN FUND III L.P.
By: KKR Associates Asia III SCSp, its general partner
By: KKR Asia III S.à r.l., its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Authorized Signatory

KKR ASSOCIATES ASIA III SCSP
By: KKR Asia III S.à r.l., its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Authorized Signatory

KKR ASIA III S.À R.L.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Authorized Signatory

KKR ASIA III HOLDINGS LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR GROUP PARTNERSHIP L.P.
By: KKR Group Holdings Corp., general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR GROUP HOLDINGS CORP.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR GROUP CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR & CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR MANAGEMENT LLP

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

HENRY R. KRAVIS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact